SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                Amendment No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       SEPTEMBER 20, 1999
                                                --------------------------------

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Maryland                    1-6622                 53-0261100
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File          (IRS Employer
         incorporation)                Number)           Identification Number)

6110 Executive Boulevard, Rockville, Maryland                    20852
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code     (301) 984-9400
                                                   -------------------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     The undersigned registrant, in order to provide the financial statements required to be included in the Current Report on Form 8-K dated October 5, 1999 in connection with the acquisition of certain assets and the assumption of certain liabilities of Avondale Apartments (Avondale), 600 Jefferson Plaza (Jefferson) and 1700 Research Boulevard (Research), hereby amends the following items, as set forth in the pages attached hereto.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired
          -------------------------------------------

          1. Avondale - Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 1998.
          2. Jefferson - Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 1998.
          3. Research - Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 1998.

          In acquiring Avondale, Jefferson and Research, WRIT evaluated among other things, sources of revenue (including but not limited to, competition in the rental market, comparative rents and occupancy rates) and expenses (including but not limited to, utility rates, ad valorem tax rates, maintenance expenses and anticipated capital expenditures). After reasonable inquiry, management is not aware of any material factors affecting Avondale, Jefferson and Research that would cause the reported financial information not to be indicative of Avondale's, Jefferson's and Research's future operating results.

     (b)  Pro Forma Financial Information
          -------------------------------

          The following pro forma financial statements for a substantial majority of the assets acquired by WRIT in 1999 (as defined in Regulation S-X) are filed as an exhibit hereto:

          1. WRIT Unaudited Pro Forma Condensed and Consolidated Balance Sheet as of September 30, 1999.

          2. WRIT Unaudited Pro Forma Condensed and Consolidated Statements of Operations for the year ended December 31, 1998 and the nine months ended September 30, 1999.

     (c)  Exhibits

          23. Consent of Auditors

                          Independent Auditors' Report

To the Board of Trustees of
Washington Real Estate Investment Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Avondale Apartments ("Historical Summary") for the year ended December 31, 1998. This Historical Summary is the responsibility of the Apartments' management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Apartments' revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in
Note 2 of Avondale Apartments for the year ended December 31, 1998, in conformity with generally accepted accounting principles.



STOY, MALONE & COMPANY, P.C.

Bethesda, Maryland
October 15, 1999

                              AVONDALE APARTMENTS

                     HISTORICAL SUMMARY OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES

                          Year Ended December 31, 1998

Gross income:
  Base rents                                     $2,112,954
  Other                                              65,335
                                                 ----------

     Total gross income                          $2,178,289
                                                 ==========

Direct operating expenses:
  Administrative                                 $  209,011
  Advertising                                        30,200
  Furniture rentals                                  43,485
  Insurance                                          14,540
  Real estate taxes                                 232,412
  Repairs and maintenance                           271,699
  Utilities                                         155,607
                                                 ----------
     Total direct operating expenses             $  956,954
                                                 ==========


The Notes to Historical Summary of Gross Income and Direct Operating Expenses are an integral part of this summary.

                              AVONDALE APARTMENTS

                 NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES


NOTE 1 - NATURE OF BUSINESS:

Avondale Apartments is an eleven-story apartment complex located in Laurel, Maryland, containing 237 one and two bedroom rental units. The operations of Avondale Apartments consist of leasing residential units to various tenants. Leases are generally for terms of one year or less.

NOTE 2 - BASIS OF PRESENTATION:

Washington Real Estate Investment Trust purchased Avondale Apartments in September 1999. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of Avondale Apartments, exclusive of the following expenses which may not be comparable to the proposed future operations:

     (a) Interest expense on existing mortgages and borrowings
     (b) Depreciation of property and equipment
     (c) Management fees
     (d) Certain corporate expenses
     (e) Provisions for income taxes

                          Independent Auditors' Report

To the Board of Trustees of
Washington Real Estate Investment Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of 600 Jefferson Plaza ("Historical Summary") for the year ended December 31, 1998. This Historical Summary is the responsibility of the Building's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Building's revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in
Note 2 of 600 Jefferson Plaza for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


STOY, MALONE & COMPANY, P.C.

Bethesda, Maryland
November 11, 1999

                              600 JEFFERSON PLAZA

                     HISTORICAL SUMMARY OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES

                          Year Ended December 31, 1998

Gross Income:
     Base rents                                                $1,607,879
     Expense recoveries                                             7,102
     Other                                                          7,152
                                                               ----------
          Total gross income                                   $1,622,133
                                                               ==========
Direct operating expenses:
     Insurance                                                 $    7,286
     Real estate taxes                                            147,923
     Repairs and maintenance                                      247,216
     Utilities                                                    224,460
                                                               ----------
          Total direct operating expenses                      $  626,885
                                                               ==========



The Notes to Historical Summary of Gross Income and Direct Operating Expenses are an integral part of this summary.

                              600 JEFFERSON PLAZA

                NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES

NOTE 1 - NATURE OF BUSINESS:

600 Jefferson Plaza is a five-story office building located in Rockville, Maryland, containing approximately 115,000 rentable square feet. The operations of 600 Jefferson Plaza consist of leasing office space to various tenants.

Expense recoveries represent operating expenses, including real estate taxes, billed to the tenants and are recognized in the period the expenses are incurred.

All leases are classified as operating leases and expire at various dates prior to 2009. The following is a schedule by years of future minimum rents receivable on noncancelable operating leases in effect as of December 31, 1998.

     1999                                                  $2,102,351
     2000                                                   1,837,933
     2001                                                   1,495,076
     2002                                                   1,380,024
     2003                                                   1,286,326
     Thereafter                                             3,366,928

During the year ended December 31, 1998, two tenants accounted for approximately 37% of the total base rents.

NOTE 2 - BASIS OF PRESENTATION:

Washington Real Estate Investment Trust purchased 600 Jefferson Plaza in May 1999. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of 600 Jefferson Plaza, exclusive of the following expenses which may not be comparable to the proposed future operations:

     (a)  Interest expense on existing mortgages and borrowings
     (b)  Depreciation of property and equipment
     (c)  Management and leasing fees
     (d)  Certain corporate and administrative expenses
     (e)  Provisions for income taxes

                          Independent Auditors' Report


To the Board of Trustees of
Washington Real Estate Investment Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of 1700 Research Boulevard ("Historical Summary") for the year ended December 31, 1998. This Historical Summary is the responsibility of the Building's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Building's revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of 1700 Research Boulevard for the year ended December 31, 1998, in conformity with generally accepted accounting principles.



STOY, MALONE & COMPANY, P.C.

Bethesda, Maryland
November 11, 1999

                            1700 RESEARCH BOULEVARD

                     HISTORICAL SUMMARY OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES

                          Year Ended December 31, 1998

Gross Income:
  Base rents                              $1,804,177
  Expense recoveries                           9,814
  Other                                        8,117
                                          ----------
     Total gross income                   $1,822,108
                                          ==========

Direct operating expenses:
  Insurance                               $    5,639
  Real estate taxes                          137,482
  Repairs and maintenance                    200,553
  Utilities                                  191,246
                                          ----------
     Total direct operating expenses      $  534,920
                                          ==========

The Notes to Historical Summary of Gross Income and Direct Operating Expenses are an Integral part of this summary.

                            1700 RESEARCH BOULEVARD

                NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES

NOTE 1 - NATURE OF BUSINESS:

1700 Research Boulevard is a four-story building located in Rockville, Maryland, containing approximately 103,000 rentable square feet. The operations of 1700 Research Boulevard consist of leasing office and research and development space to various tenants.

Expenses recoveries represent operating expenses, including real estate taxes, billed to the tenants and are recognized in the period the expenses are incurred.

All leases are classified as operating leases and expire at various dates prior to 2003. The following is a schedule by years of future minimum rents receivable on noncancelable operating leases in effect as of December 31, 1998.

     1999                      $1,871,633
     2000                       1,913,856
     2001                       1,956,994
     2002                       2,026,137

During the year ended December 31, 1998, two tenants accounted for approximately 88% of the total base rents.

NOTE 2 - BASIS OF PRESENTATION:

Washington Real Estate Investment Trust purchased 1700 Research Boulevard in May 1999. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of 1700 Research Boulevard, exclusive of the following expenses which may not be comparable to the proposed future operations:

     (a) Interest expense on existing mortgages and borrowings
     (b) Depreciation on property and equipment
     (c) Management and leasing fees
     (d) Certain corporate and administrative expenses
     (e) Provisions for income taxes

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

     The pro forma balance sheet as of September 30, 1999 presents consolidated financial information as if the acquisition of the Properties had taken place on September 30, 1999. The pro forma statements of operations for the year ended December 31, 1998 and for the nine months ended September 30, 1999 present combined financial information as if the acquisition of the Properties had taken place as of January 1, 1998.

     WRIT purchased Avondale on September 20, 1999 and Jefferson and Research on May 21, 1999.

     The pro forma statements of operations shows earnings in the amount of $41,702,000 and $34,452,000 for the year ended December 31, 1998 and the nine months ended September 30, 1999, respectively, after giving effect to certain pro forma adjustments required to reflect the operating results as if the Properties had been acquired as of January 1, 1998.

PRO FORMA BALANCE SHEET
SEPTEMBER 30, 1999
(in thousands, except per share data)

                                                                        PRO
                                                                       FORMA         PRO
                                                       REGISTRANT    ADJ'S (1)      FORMA
                                                       ----------    ---------   ----------
Assets
  Real estate at cost                                  $ 654,094                 $ 654,094
  Accumulated depreciation                               (78,114)        --        (78,114)
                                                       ---------       ----      ---------
     Total Investment in Real Estate                     575,980          0        575,980

Cash and temporary Investments, receivables,
  prepaid expenses and other assets                       26,242                    26,242
                                                       ---------       ----      ---------
                                                       $ 602,222       $  0      $ 602,222
                                                       =========       ====      =========

Liabilities
  Notes payable                                        $ 210,000       $ --      $ 210,000
  Mortgage notes payable                                  87,208                    87,208
  Lines of credit payable                                 29,000                    29,000
  Accounts payable and other liabilities                  12,161         --         12,161
  Tenant security deposits                                 5,050         --          5,050
                                                       ---------       ----      ---------
                                                         343,419          0        343,419
                                                       ---------       ----      ---------

Minority interest                                          1,517                     1,517
                                                       ---------       ----      ---------

Shareholders' Equity
  Shares of beneficial interest, $0.01 par value,
    100,000,000 authorized, 35,721,494 issued and
    outstanding at September 30, 1999                        357         --            357
  Additional paid-in capital                             256,929         --        256,929
                                                       ---------       ----      ---------
                                                         257,286         --        257,286
                                                       ---------       ----      ---------
                                                       $ 602,222       $  0      $ 602,222
                                                       =========       ====      =========


     (1) No adjustments are necessary for Avondale, Jefferson and Research because the properties were purchased prior to September 30, 1999, so the property acquisitions and operating activities are already reflected in WRIT's balance sheet as of September 30, 1999.

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                    (in thousands, except per share amounts)

                                                                                  PRO
                                                         600        1700         FORMA          PRO
                              REGISTRANT   AVONDALE   JEFFERSON     RESEARCH      ADJ'S        FORMA
                              ----------   --------   ---------     --------      -----        ------

Real estate revenue           $103,597     $2,178       $1,622       $1,822     $    --       $109,219
Real estate expenses           (31,114)      (957)        (627)        (535)(1)    (169)       (33,402)
                              --------     ------       ------       -------     ------       --------
                                72,483      1,221          995        1,287        (169)        75,817
Depreciation                   (15,399)                                     (2)  (1,084)       (16,483)
                              --------     ------       ------       -------     ------       --------
Income from real estate         57,084      1,221          995        1,287      (1,253)        59,334
Other income (expense)
  Investment income                880         --           --           --          --            880
  Interest expense             (17,106)      (651)           --           -- (3)    (960)       (18,717)
  General and administrative    (6,558)        --           --           --          --         (6,558)
  Gain on sale of real estate    8,764         --           --           --          --          6,764
                              --------     ------       ------       -------     ------       --------
Net income                    $ 41,064     $  570       $  995       $1,287      $ (2,214)      $ 41,702
                              ========     ======       ======       =======    ========       ========
Net income per share--Basic      $1.15                                                            $1.17
Net income per share--Diluted    $1.15                                                            $1.17

(1) Property management fees based on rate schedule paid by Registrant.

(2) Depreciation over 30 years, based upon the portion of the purchase price allocated to building and improvements.

(3) Interest expense based on an estimated weighted average borrowing rate of 6.0%.

                     WASHINGTON REAL ESTATE INVESTMENT TRUST
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                    (in thousands, except per share amounts)

                                                                                  PRO
                                                        600          1700         FORMA        PRO
                              REGISTRANT   AVONDALE   JEFFERSON     RESEARCH      ADJ'S        FORMA
                              ----------   --------   ---------     --------      -----        ------

Real estate revenue           $ 86,084     $1,806       $  849       $  733     $    --       $ 89,472
Real estate expenses           (26,085)      (748)        (311)        (252)(1)    (102)       (27,498)
                              --------     ------       ------       -------     ------       --------
                                59,999      1,058          538          481        (102)        61,974
Depreciation                   (13,900)        --           --           -- (2)    (522)       (14,422)
                              --------     ------       ------       -------     ------       --------
Income from real estate         46,099      1,058          538          481        (624)        47,552
Other income (expense)
  Investment income                521         --           --           --          --            521
  Interest expense             (16,070)      (498)           --           -- (3)    (451)      (17,019)
  General and administrative    (4,510)        --           --           --          --         (4,510)
  Gain on sale of real estate    7,909         --           --           --          --          7,909
                              --------     ------       ------       -------     ------       --------
Net income                    $ 33,949     $  560       $  538       $  481      $(1,076)      $ 34,452
                              ========     ======       ======       =======    ========       ========
Net income per share--Basic      $0.95                                                            $0.96
Net income per share--Diluted    $0.95                                                            $0.96

(1) Property management fees based on rate schedule paid by Registrant.

(2) Depreciation over 30 years, based upon the portion of the purchase price allocated to building and improvements.

(3) Interest expense based on an estimated weighted average borrowing rate of 0.0%.

(4) The pro forma amounts were derived using the first eight months of actual results and one month of budgeted amounts for Avondale. For 600 Jefferson and 1700 Research, the pro forma amounts were derived using the first four months of actual amounts and one month of budgeted amounts.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     WASHINGTON REAL ESTATE INVESTMENT TRUST
                                    ----------------------------------------
                                                  (Registrant)

                                    By:  /s/  Laura M. Franklin
                                         -----------------------------------
                                                   (Signature)

                                        Laura M. Franklin
                                        Vice President
                                        Chief Accounting Officer & Corporate
                                             Secretary

November 30, 1999
------------------
     (Date)